UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  June 30, 2012

Item 1. Report to Stockholders.

Corporate America CU
Short Duration Fund

Semi-Annual Report

www.corpamfunds.org	June 30, 2012

CORPORATE AMERICA CU SHORT DURATION FUND

July 31, 2012

Dear Shareholders,

We are pleased to present you with the second semi-annual report of the Corporate America CU Short Duration Fund (the Fund), which covers the six months from January through June 2012.

Market Overview

We find ourselves in a surreal interest rate environment.  Mortgage rates continue to decline to historic lows and the ten-year Treasury bond is less than 1.50 percent.  The Board of Governors of the Federal Reserve (“the Fed”) has held the Fed Funds rate at 0 to 25 basis points ever since the onset of the “Great Recession,” and they indicate that they will do so for an extended period of time.

And Europe is in chaos.

In order to replace the yield on their respective investment portfolios, some institutional investors have been taking additional interest rate risk as well as additional credit risk.  This strategy could soon prove disastrous (see Market Outlook below).

During the second quarter, gross domestic product grew at an annual rate of 1.5%.  This was down from 2.0% in the first quarter and 4.1% late last year.  Concerned consumers reduced spending, which makes up approximately 70% of the economy.  This caused consumer spending to grow only at a rate of 1.5% during the second quarter, compared with 2.4% in the first quarter.

Consumers seem to remain nervous about the state of the economy and are once again pulling back.  The silver lining is that home prices are now rising.  When home values rise, consumers tend to become more comfortable and restart the economic engine.  But for now the U.S. Government continues to pump dollars into the system; and the rest of us sit and wait….

Fund Performance

For the month ending June 30, 2012, the Fund provided an annualized distribution yield of 1.396% and an annualized 30-day SEC yield of 1.33%.  Total Return (which reflects the performance of the Fund at the Net Asset Value of class X shares, with all distributions reinvested) for the period ending June 30, 2012, as well as the Annualized Total Return (which reflects the performance of the Fund at the Net Asset Value of class X shares, with all distributions reinvested), and the benchmark for the Fund, are outlined in the following table.

Corporate America CU Short Duration Fund (CASDX)
(Date of Inception 5/26/11)

			Annualized
Period Ending June 30, 2012	Total Return YTD 2012	Total Return 1-Year	Total Return Since Inception
CASDX	1.22%	2.39%	2.38%
3-Month Treasury Bill	0.04%	0.06%	0.06%
The Total Annual Fund Operating Expenses were 0.57%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (888) 621-9258.

CORPORATE AMERICA CU SHORT DURATION FUND

Portfolio Review

At June 30, 2012, the Fund portfolio was primarily comprised of U.S. Government Agency Issues (65.3% in Federal National Mortgage Association, and Small Business Administration Loan Pools) and a few Asset-Backed Securities (17.6% in Federal Family Education Loan Program-backed Student Loan Marketing Association Student Loan Trust Securities); the remainder was in cash and short term equivalents (15.9%) and 1.2% in other net assets (the net of income earned but not yet received and expenses incurred but not yet paid); note that the cash position on June 30, 2012 was higher than normal due to proceeds of a sale that had not yet been reinvested.  The positive performance of the Fund, as compared to the benchmark, is attributable to negligible economic impact on Agencies, as compared to Treasuries, during the same time.  At June 30, 2012, the average portfolio duration of the Fund (as calculated by index duration for floating rate products and effective duration for fixed rate products) was 0.65 years, which is well below the maximum duration specified in the prospectus.  All the underlying investments that comprise the Fund are permitted by National Credit Union Administration Regulation §703 and §704 (investments that are permitted by only one of the regulations are not eligible for investment by the Fund).

Market Outlook

The Fed has announced that short-term rates will remain low at least through 2013.  But, in my opinion, the United States cannot continue to operate in a vacuum.  Due to increasing public debt loads, many of the European countries are losing their ability to borrow in the bond market at interest rates they can afford (or at least at interest rates that they can afford without making draconian spending cuts that could lead to unrest).  It appears that the United States could possibly be faced with that same problem.  As bond investors look at Europe and a powder keg in Japan, they may decide that the United States is different only in size.

In 2011, the United States borrowed so recklessly that what we owe (the national debt) has surpassed the total annual output of all our individuals and businesses (the Gross Domestic Product (“GDP”).

I suspect that our debt problem is going to get worse than the approximate $16 trillion in national debt that existed at the end of June.  It is no wonder that the Fed wants interest rates so low.  Imagine the increased interest expense the U.S. would incur with just a small increase in rates.  It appears that this situation cannot last.

It seems there are three methods for the U.S. to address its debt bomb:

–  Raise taxes (but conservative politicians probably will not allow this);

–  Cut spending on social programs (but liberal politicians probably will not allow this); or

–  Monetize the debt by weakening the dollar and causing inflation.

All of these methods portend disaster.

The United States’ debt and continuing deficits carry the possibility of causing the bond market to treat the U.S. just as it has been treating Greece and any other country that accumulates an unsustainable debt load; investors may start to question the ability of the U.S. to make timely interest and principal payments on its debt.  As a result, interest rates may rise with ruinous consequences.

CORPORATE AMERICA CU SHORT DURATION FUND

Fund Outlook

The Corporate America CU Short Duration Fund seeks to provide a solid distribution yield while attempting to protect investors against the negative consequences of rising interest rates.  The investment approach of the Fund remains constant: we will continue to seek yield in credit union permissible products, primarily in variable rate instruments and short, well-structured, fixed rate, mortgage products.

I would like to take this opportunity to welcome Shirley Senn as a co-manager of the Fund.  Shirley has a great deal of experience in credit unions and is well known for her investment expertise as well as her sincere commitment to assisting financial institutions in that arena.

Finally, I would like to welcome new investors and thank all of the investors in the Fund for your commitment to the Fund’s strategy of seeking a reasonable return on quality, credit union permissible, short duration debt securities.  We value your trust in this effort.

Sincerely,

Thomas D. Bonds
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings and is more exposed to individual security volatility than a diversified fund.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Not federally insured / Not a credit union obligation / Not credit union guaranteed / May lose value.

The BofA Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.  S&P Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  It is not possible to invest directly in an index.

Distribution Yield is the most recent dividend per share (annualized) divided by the appropriate net asset value per share.

30-Day SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Opinions expressed are those of the Fund’s Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

This Shareholder Letter must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, Distributor

CORPORATE AMERICA CU SHORT DURATION FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – Annualized

	One Year Ended	Since Inception(1) to
	June 30, 2012	June 30, 2012
Corporate America CU Short Duration Fund	2.39%	2.38%
BofA Merrill Lynch 3-month U.S. Treasury Bill Index(2)	0.06%	0.06%

(1)	Inception date of the Fund was May 26, 2011.
(2)
The BofA Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.  It is not possible to invest directly in an index.

CORPORATE AMERICA CU SHORT DURATION FUND

Expense Example (Unaudited)
June 30, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, wire transfer fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2012 – June 30, 2012).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (01/01/12)	Value (06/30/12)	(01/01/12 to 06/30/12)
Corporate America CU Short Duration
Actual(2)	1,000.00	1,012.20	2.30
Corporate America CU Short Duration
Hypothetical (5% return before expenses)	1,000.00	1,022.58	2.31

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.46%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

(2)	Based on the actual returns for the six-month period ended June 30, 2012 of 1.22%.

CORPORATE AMERICA CU SHORT DURATION FUND

Sector Allocation (% of net assets)
as of June 30, 2012(1) (Unaudited)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CORPORATE AMERICA CU SHORT DURATION FUND

Schedule of Investments (Unaudited)
June 30, 2012

Description	Par	Value
U.S. GOVERNMENT AGENCY ISSUES – 65.3%
Federal Home Loan Mortgage Corporation
Series 3283, Class PA	$1,543,028	$1,622,878
5.500%, 07/15/2036
Federal National Mortgage Association
Series 2005-59, Class PC	4,184,256	4,262,817
5.500%, 03/25/2031
Small Business Administration*
3.075%, 07/25/2015, #508923	1,269,694	1,310,031
3.565%, 07/25/2017, #508860	2,437,166	2,574,275
4.179%, 12/25/2021, #521781	5,920,946	6,529,671
3.075%, 01/25/2022, #508962	2,020,295	2,164,059
4.066%, 04/25/2023, #521816	2,465,714	2,754,737
4.150%, 02/25/2024, #521828	3,628,769	4,063,618
4.143%, 02/25/2024, #521821	4,300,467	4,816,669
3.325%, 03/25/2027, #509107	7,043,824	7,723,219
4.106%, 02/25/2035, #521653	4,360,857	4,979,246
3.770%, 06/25/2036, #521808	3,346,678	3,833,709
3.386%, 08/25/2036, #521824	4,891,913	5,519,195
3.250%, 10/25/2036, #509106	3,325,854	3,709,808
3.075%, 05/25/2037, #509231	4,591,064	5,094,693
Total U.S. Government Agency Issues
(Cost $61,459,040)		60,958,625

ASSET-BACKED SECURITIES – 17.6%
SLM Student Loan Trust*
Series 2008-5, Class A4
2.166%, 07/25/2023	6,790,000	7,072,903
Series 2003-1, Class A5C
1.218%, 12/15/2032 (a)	3,877,805	3,717,845
Series 2003-4, Class A5A
1.218%, 03/15/2033 (a)	4,414,880	4,238,284
Small Business Administration
Series 2005-P10A, Class 1	1,304,183	1,384,092
4.638% 02/10/2015
Total Asset-Backed Securities
(Cost $14,952,091)		16,413,124

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2012

Description	Shares	Value
MONEY MARKET FUND – 15.9%
Invesco Treasury Portfolio, 0.020%*
(Cost $14,883,336)	14,883,336	$14,883,336
Total Investments – 98.8%
(Cost $91,294,467)		92,255,085
Other Assets and Liabilities, Net – 1.2%^		1,135,627
Total Net Assets – 100.0%		$93,390,712

*	Variable Rate Security. The rate shown is the rate in effect as of June 30, 2012.
(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2012 the market value of these investments were $7,956,129 or 8.5% of total net assets.

^	Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2012

ASSETS:
Investments, at value
(cost $91,294,467)	$92,255,085
Receivable for investment securities sold	769,855
Interest receivable	392,695
Prepaid expenses	28,634
Total assets	93,446,269

LIABILITIES:
Payable to investment adviser	11,502
Payable to affiliates	20,057
Distribution payable	3,489
Accrued expenses	20,509
Total liabilities	55,557

NET ASSETS	$93,390,712

NET ASSETS CONSIST OF:
Paid-in capital	$92,541,849
Accumulated undistributed net investment loss	(326,977)
Accumulated undistributed net realized gain on investments	215,222
Net unrealized appreciation on investments	960,618
Net Assets	$93,390,712

Shares outstanding, unlimited number of shares authorized without par value	9,234,667

Net asset value, redemption price and offering price per share	$10.11

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2012

INVESTMENT INCOME:
Interest income	$541,638
Total investment income	541,638

EXPENSES:
Investment adviser fees	68,910
Fund administration & accounting fees	46,549
Federal & state registration fees	15,562
Transfer agent fees	10,934
Audit fees	8,536
Trustee fees	6,778
Compliance fees	6,006
Legal fees	5,460
Other	5,242
Custody fees	5,242
Postage & printing fees	2,532
Total expenses	181,751
Add: advisory fee recoupment (Note 4)	27,477
Net expenses	209,228

NET INVESTMENT INCOME	332,410

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	278,200
Net change in unrealized appreciation on investments	566,839

Net realized and unrealized gain on investments	845,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,177,449

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Changes in Net Assets

	Six Months Ended
	June 30, 2012	Period Ended
	(Unaudited)	December 31, 2011(1)
OPERATIONS:
Net investment income	$332,410	$307,128
Net realized gain on investments	278,200	164,096
Net change in unrealized appreciation on investments.	566,839	393,779
Net increase in net assets resulting from operations	1,177,449	865,003

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,000,000	45,050,000
Proceeds from shares issued from transfers in-kind	—	41,336,972
Proceeds from reinvestment of distributions	636,949	518,979
Payments for shares redeemed	(6,000,069)	(100,972)
Net increase in net assets resulting from
capital share transactions	5,636,880	86,804,979

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(659,387)	(461,664)
From net realized gains	—	(72,548)
Total distributions to shareholders	(659,387)	(534,212)

TOTAL INCREASE IN NET ASSETS	6,154,942	87,135,770

NET ASSETS:
Beginning of period	87,235,770	100,000
End of period, including accumulated undistributed net
investment loss of $(326,977) and $0, respectively	$93,390,712	$87,235,770

TRANSACTIONS IN SHARES:
Shares sold	1,091,369	4,489,529
Shares issued from transfers in-kind	—	4,133,697
Shares issued to holders in reinvestment of dividends	63,134	51,621
Shares redeemed	(594,646)	(10,037)
Net increase	559,857	8,664,810

(1)	Inception date of the Fund was May 26, 2011.

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Financial Highlights

For a Fund share outstanding throughout the period.
	Six Months Ended
	June 30, 2012		Period Ended
	(Unaudited)		December 31, 2011(1)
PER SHARE DATA:

Net asset value, beginning of period	$10.06		$10.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.04		0.05
Net realized and unrealized gain on investments	0.08		0.09
Total from investment operations	0.12		0.14

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.07)		(0.07)
Dividends from net capital gains	—		(0.01)
Total distributions	(0.07)		(0.08)

Net asset value, end of period	$10.11		$10.06

TOTAL RETURN	1.22	%(3)	1.38	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$93.4		$87.2
Ratio of expenses to average net assets:
Before expense waiver/recoupment	0.40	%(4)	0.56	%(4)
After expense waiver/recoupment	0.46	%(4)	0.49	%(4)
Ratio of net investment income to average net assets:
Before expense waiver/recoupment	0.78	%(4)	0.72	%(4)
After expense waiver/recoupment	0.72	%(4)	0.79	%(4)
Portfolio turnover rate	21	%(3)	35	%(3)

(1)	Inception date of the Fund was May 26, 2011.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements (Unaudited)
June 30, 2012

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Corporate America CU Short Duration Fund (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in obligations authorized under the Federal Credit Union Act, as determined by Corporate Financial Solutions, Inc. (the “Adviser”).  The Fund commenced operations on May 26, 2011.  The Fund currently offers one class, the Institutional Class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund.  Therefore, no federal income tax provision in required.  As of June 30, 2012, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  As of and during the period ended June 30, 2012, the Fund did not have liabilities for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the period ended June 30, 2012, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Dividends and Distributions – Distributions from net investment income are declared daily and are payable in cash or reinvested in additional shares of the Fund at net asset value on the last business day of each month.  Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually.  Distributions from net realized gains for book purposes may include short term capital gains.  All short term capital gains are included in ordinary income for tax purposes.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contin-

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2012

gent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in level 1 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Notes – Short-term notes which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).  Short-term notes which mature after 60 days are valued at fair value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2012

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency Issues	$—	$60,958,625	$—	$60,958,625
Asset-Backed Securities	—	16,413,124	—	16,413,124
Short-Term Investment	14,883,336	—	—	14,883,336
Total Investments in Securities	$14,883,336	$77,371,749	$—	$92,255,085

Transfers between levels are recognized at the end of the reporting period.  During the period ended June 30, 2012, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.15% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 0.49% of the Fund’s average daily net assets up to $1 billion and 0.39% for average daily net assets over $1 billion.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits.  The Operating Expense Limitation Agreement will be in effect and cannot be terminated through May 25, 2012, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or the Adviser through April 30, 2013.  The Trust’s Board of Trustees must consent to the termination of the Operating Expense Limitation Agreement by the Adviser after May 25, 2012, which consent shall not be unreasonably withheld.  For the period ended June 30, 2012, the Adviser recouped expenses of $27,477.  At June 30, 2012, the balance of previously waived advisory fees eligible for recoupment was $0.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant.  For the period ended June 30, 2012, the Fund incurred $46,549 in administration and fund accounting fees.  At June 30, 2012, the Administrator was owed fees of $12,753 by the Fund.

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2012

USBFS also serves as the transfer agent to the Fund.  For the period ended June 30, 2012, the Fund incurred $9,000 in transfer agent fees (excluding transfer agency out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended June 30, 2012, the Fund incurred $5,242 in custody fees.  At June 30, 2012, fees of $3,042 and $1,293 were owed for transfer agency (excluding out-of-pocket expenses) and custody fees, respectively, by the Fund.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the period ended June 30, 2012, the Fund incurred $6,006 in compliance fees.  At June 30, 2012, fees of $2,014 were owed by the Fund to the Chief Compliance Officer.

5.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2012, were as follows:

	Purchases	Sales
U.S. Government	$18,501,593	$25,101,441
Other	$—	$—

At December 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$86,169,916
Gross unrealized appreciation	$606,073
Gross unrealized depreciation	$(212,294)
Net unrealized appreciation	$393,779
Undistributed ordinary income	$—
Undistributed long-term capital loss	$—
Total distributable earnings	$—
Other accumulated gains/losses	$(62,978)
Total accumulated earnings (losses)	$330,801

The tax basis of investments for tax and financial reporting purposes differs, principally due to post-October losses of $62,978.

The distributions paid during the period ended June 30, 2012 were as follows:

Ordinary Income	Long Term Capital Gains	Return of Capital	Total
$659,387	$—	$—	$659,387

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements (Unaudited) – Continued
June 30, 2012

The tax character of distributions paid during the period ended December 31, 2011 were as follows:

Ordinary Income	Long Term Capital Gains	Return of Capital	Total
$534,202	$—	$10	$534,212

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2011.

6.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2012, Corporate America Credit Union, the parent company of the Advisor, owned 79.2% of the outstanding shares of the Fund.

CORPORATE AMERICA CU SHORT DURATION FUND

Additional Information (Unaudited)
June 30, 2012

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-621-9258.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-621-9258.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

CORPORATE AMERICA CU SHORT DURATION FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Corporate Financial Solutions, Inc.
4365 Crescent Road
Irondale, AL 35210

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-621-9258.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title)*                   /s/James R. Arnold
James R. Arnold, President

Date     August 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/James R. Arnold
James R. Arnold, President

Date     August 30, 2012

By (Signature and Title)*                   /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     August 30, 2012

* Print the name and title of each signing officer under his or her signature.